Supplement Dated September 13, 2011 to the
Prospectus Dated April 29, 2011
of Javelin Exchange-Traded Trust
on behalf of its
JETS Contrarian Opportunities Index Fund

This Supplement updates certain information contained in the above-dated Prospectus of the Javelin Exchange-Traded Trust (the “Trust”). You may obtain a copy of the Trust’s Prospectus free of charge, upon request, by calling toll-free 1-866-528-0029, by visiting the Trust’s website at www.jetsetfs.com, or by writing to JETS Exchange-Traded Funds, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

The following information should be read in conjunction with the Prospectus and Statement of Additional Information for the Fund listed above.

The Board of Trustees, after careful consideration, has determined to close the JETS Contrarian Opportunities Index Fund (the “Fund”).

The last day of trading of Fund shares on the NYSE Arca will be September 29, 2011. Shareholders may sell Fund shares through a broker in the standard manner through this date. Customary brokerage charges may apply to such transactions. The Fund will be closed to new investors as of September 29, 2011.  Between September 29 and October 11, the Fund will be in the process of liquidating its portfolio assets. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in its prospectus.

Shareholders remaining in the Fund on October 11, 2011 will have their shares redeemed automatically on this date and will receive cash in an amount equal to the net asset value of their shares as of the close of business on October 11, 2011. This amount includes any accrued capital gains and dividends. Shareholders remaining in the Fund on October 11, 2011 will not be charged any transaction fees by the Fund. The net asset value of the Fund will reflect the costs of closing the Fund.

Whether you sell your shares or are automatically redeemed on October 11, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares.

If you would like additional information, including information about other JETS ETFs, please call 1-866-528-0029 or visit www.jetsetfs.com.